Exhibit 10.17

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of March 16, 2021, by and between Applovin Corporation, a Delaware corporation (the “Company”), and stockholders of the Company listed on Schedule A hereto (collectively, “Exchange Stockholders”).

WHEREAS, the Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company and its stockholders to implement a multi class common stock structure in connection with the Company’s initial public offering of its capital stock (the “IPO”) to enable the Company to execute its long-term vision;

WHEREAS, in connection with the IPO, the Board has approved an Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) which, among other things, when effected will create three classes of common stock of the Company, Class A Common Stock, par value $0.00003 per share (“Class A Common Stock”), entitling holders to one (1) vote for each share thereof held, Class B Common Stock, par value $0.00003 per share (“Class B Common Stock”), entitling holders to twenty (20) votes for each share thereof held, and Class C Common Stock, par value $0.00003 per share, without voting rights, and providing that shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis, upon certain circumstances, including at the option of the holder thereof;

WHEREAS, KKR Denali Holdings, L.P. currently holds all of the outstanding shares of the Company’s Series A preferred stock, par value $0.00003 per share (the “Preferred Stock”), which shares of Preferred Stock shall convert into shares of Class A Common Stock pursuant to the Company’s Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on November 12, 2019 (as amended through the date hereof, the “Certificate of Incorporation”) (i) at the option of the holder at any time, or (ii) automatically, and without any action by the holder, immediately upon the closing of a Qualified IPO (as such term is defined in the Certificate of Incorporation);

WHEREAS, Adam Foroughi currently holds shares of the Company’s Class F common stock, par value $0.00003 per share (the “Class F Common Stock”), which shares of Class F Common Stock shall convert into shares of Class A Common Stock pursuant to the Certificate of Incorporation, upon certain events set forth in the Certificate of Incorporation, including, (i) at the option of the holder at any time, or (ii) automatically, and without any action by the holder, immediately upon an initial public offering of the Company’s stock;

WHEREAS, upon the filing and effectiveness of the Amended and Restated Certificate of Incorporation and immediately upon the closing of the contemplated initial public offering, (i) all outstanding shares of Preferred Stock shall automatically convert into an equal number of shares of Class A Common Stock, (ii) all outstanding shares of Class F Common Stock shall automatically convert into an equal number of shares of Class A Common Stock and (iii) the Company’s authorized capital stock shall include 200,000,000 shares of Class B Common Stock;

WHEREAS, the Company and the Exchange Stockholders desire to exchange each share of Class A Common Stock held by the Exchange Stockholders (or acquired by such Exchange Stockholder upon conversion of Preferred Stock or Class F Common Stock held by such Exchange Stockholder) for one (1) share of Class B Common Stock effective upon the earlier of (i) the filing and effectiveness of the Amended and Restated Certificate of Incorporation of the Company with Secretary of State of the State of Delaware or (ii) the date that is fifty-nine (59) calendar days following the date of this Agreement (the “Effective Time”), upon the terms and conditions set forth herein (the “Exchange”). For the avoidance of doubt, with respect to shares of Class A Common Stock acquired or to be acquired upon conversion of the Preferred Stock, effective as of the Effective Time (or the time of conversion of the Preferred Stock, if later), each share of Class A Common Stock held by or to be acquired by KKR Denali Holdings L.P. following the conversion of the Preferred Stock shall be automatically exchanged for one (1) share of Class B Common Stock;

WHEREAS, the Board has determined that the Exchange, as part of the implementation of the multi class common stock structure, is advisable and in the best interest of the Company and all of its stockholders, including its stockholders other than the Exchange Stockholders; and

WHEREAS, the Parties intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

ARTICLE I.

EXCHANGE AND ISSUANCE OF CLASS B COMMON STOCK

1.1 Exchange of Class A Common Stock.

(a) Subject to the terms and conditions of this Agreement, at the Effective Time (or, solely with respect to shares to be acquired upon the conversion of the Preferred Stock, the time of conversion, if later), the Company shall issue to each Exchange Stockholder, and each Exchange Stockholder shall receive and accept from the Company, the number of shares of Class B Common Stock set forth on Schedule A attached hereto (such shares, the “New Shares”) only to the extent the New Shares are in exchange for all of such Exchange Stockholder’s shares of Class A Common Stock held by such Exchange Stockholder (or acquired or to be acquired by such Exchange Stockholder upon conversion of Preferred Stock or Class F Common Stock held by such Exchange Stockholder) as of the Effective Time (the “Old Shares”). For the avoidance of doubt, (i) any shares of Class A Common Stock acquired by any Exchange Stockholder in connection with the initial public offering (other than upon conversion of Preferred Stock or the Class F Common Stock) shall not be subject to this Agreement or the Exchange, and (ii) with respect of any shares of Class A Common Stock sold by any Exchange Stockholder in the initial public offering (including in connection with any underwriter option to acquire additional shares), such shares of Class A Common Stock shall first be deemed exchanged for Class B Common Stock as contemplated by this Agreement, and shall then be deemed voluntarily converted into shares of Class A Common Stock by such Exchange Stockholder in connection with the sale of such shares in the initial public offering. Such shares of Class A Common Stock shall not be subject to this Agreement or the Exchange following such sale in the initial public offering.

(b) Notwithstanding anything to the contrary set forth herein, any stock certificate representing Old Shares outstanding immediately prior to the Effective Time shall, from and after the Effective Time, be deemed to represent an equivalent number of shares of Class B Common Stock pursuant to the Exchange.

(c) Notwithstanding anything to the contrary set forth herein, nothing in this Agreement requires KKR Denali Holdings, L.P. or its affiliates to convert any shares of Preferred Stock except pursuant to automatic conversion upon the closing of a Qualified IPO (as defined in the Certificate of Incorporation) pursuant to the terms of the Certificate of Incorporation, and KKR Denali Holdings, L.P. shall exchange Old Shares in the Exchange only to the extent KKR Denali Holdings, L.P. has received (or has been deemed to receive) Old Shares upon conversion of the Preferred Stock.

1.2 Effective Time of the Exchange:

(a) The Exchange shall occur and be deemed effective without any further action by the Company or the Exchange Stockholders at the Effective Time and prior to the consummation of the sale of the shares of the Company’s capital stock in the IPO as part of the closing thereof.

(b) Upon the effectiveness of the Exchange, the Company shall deliver to each Exchange Stockholder such documentation as may be reasonably required to evidence that the New Shares have been duly issued and transferred to the applicable Exchange Stockholder.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE EXCHANGE HOLDER

Each Exchange Stockholder hereby represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:

2.1 Ownership; Authority. Each Exchange Stockholder is, as of the date hereof, or will be, immediately prior to the Effective Time, the beneficial and legal owner of the Old Shares exchanged hereunder (or the Preferred Stock evidencing the right to receive the Old Shares upon conversion), free and clear of all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party). Each Exchange Stockholder has the full right, power and authority to enter into this Agreement and, assuming the waiver or inapplicability of any and all rights of first refusal or co-sale by the Company and the Company’s stockholders that are applicable to the transactions contemplated hereby, to transfer, convey and exchange the Old Shares in accordance with this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of such Exchange Stockholder, enforceable against such Exchange Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of the Exchange contemplated hereby, the Company will acquire from Exchange Stockholder good and marketable title to the Old Shares, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

2.2 Governmental Authorization. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of such Exchange Stockholder (excluding, for the avoidance of doubt (a) the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

2.3 Noncontravention. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any governing document, including any trust agreement, applicable to such Exchange Stockholder, (b) subject to compliance with Section 2.2, violate any applicable law, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any obligation of such Exchange Stockholder or to the loss of any benefit to which such Exchange Stockholder is entitled under any provision of any agreement or other instrument binding upon such Exchange Stockholder or (d) result in the creation or imposition of any lien on such Exchange Stockholder’s New Shares, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party.

2.4 Restricted Securities; Rule 144. Such Exchange Stockholder understands that the New Shares are characterized as “restricted securities” under the Securities Act of 1933, as amended (“Securities Act”) because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the New Shares may be resold without registration under the Securities Act only in certain limited circumstances, and subject to the restrictions under the Company’s certificate of incorporation. Such Exchange Stockholder understands and hereby acknowledges that the New Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available. Such Exchange Stockholder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.

2.5 Legends. It is understood that any certificate or book entry position representing the New Shares and any securities issued in respect thereof or exchange therefor, shall bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which the Exchange Stockholder is a party):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Exchange Stockholder, with respect to the transactions contemplated hereby, as follows:

3.1 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

3.2 Corporate Authorization. (a) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the issuance and delivery of the New Shares (including the conversion thereof into Class A Common Stock) in accordance with the Amended and Restated Certificate of Incorporation, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 3.3. Any and all rights of first refusal or co-sale or pre-emptive rights held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived by or are otherwise inapplicable. Assuming the due authorization, execution and delivery by each Exchange Stockholder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

3.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than (a) the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws.

3.4 Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 3.3, (a) violate the certificate of incorporation or bylaws of the Company, (b) violate any applicable law, (c) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (d) result in the creation or imposition of any lien on the New Shares other than as set forth or contemplated by this Agreement or the Amended and Restated Certificate of Incorporation.

3.5 Due Issuance. The New Shares, when issued in accordance with the terms of this Agreement, will be duly issued, fully paid and nonassessable shares of Class B Common Stock under the General Corporation Law of the State of Delaware.

ARTICLE IV.

COVENANTS

4.1 Market Stand-Off Agreement. Each of the Exchange Stockholders has entered into a lock-up agreement with the underwriters of the IPO with respect to the sale, disposition or transfer of such Exchange Stockholder’s securities of the Company and each of the Exchange Stockholders agrees not to revoke such lock-up agreement. Each of the Exchange Stockholders also agrees that any other lock-up or market stand-off agreements applicable to the Old Shares held by such Exchange Stockholders continue to apply to the New Shares.

4.2 Waiver of Right of First Refusal. The Company hereby waives any preexisting rights of first refusal applicable to the transactions contemplated hereby.

4.3 Amended and Restated Certificate of Incorporation. The Company shall file the Amended and Restated Certificate of Incorporation, or alternatively an amended charter containing provisions consistent with the description of the Class B Common Stock contained in the recitals hereto (in which case, the Exchange Stockholders agree to take all steps reasonable necessary to approve such charter), with the Secretary of State of the State of Delaware no later than immediately prior to the Effective Time.

ARTICLE V.

GENERAL PROVISIONS

5.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

5.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.3 Entire Agreement; Amendment. Other than the rights, restrictions and preferences provided for the Class B Common Stock pursuant to the Company’s certificate of incorporation and bylaws, this Agreement, including the exhibits attached hereto, constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended or, waived other than by a written instrument signed by the Exchange Stockholders and the Company.

5.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

5.5 Tax Consequences. The Parties intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. Except to the extent otherwise required by a determination (as defined in Section 1313(a) of the Code) or a change in law occurring after the date hereof, the Parties shall file all U.S. federal income, state and local tax returns consistently with such tax treatment, and none of the Parties shall take any position (whether in audits, tax returns, or otherwise) that is inconsistent with such tax treatment. Notwithstanding the foregoing, each Exchange Stockholder has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the Exchange, investment in the New Shares and the transactions contemplated by this Agreement. Each Exchange Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Article III.

(signature pages follow)

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

COMPANY:

APPLOVIN CORPORATION

By:	/s/ Victoria Valenzuela
Name: Victoria Valenzuela
Title: Chief Legal Officer

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

EXCHANGE STOCKHOLDER:
ARASH ADAM FOROUGHI

/s/ Arash Adam Foroughi
Date Signed: 3/15/2021

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

EXCHANGE STOCKHOLDER:

THE FOROUGHI 2015 IRREVOCABLE TRUST

By:	/s/ Rina Shah
Name: Rina Shah
Title: Trustee
Date Signed: 3/15/2021

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

EXCHANGE STOCKHOLDER:

DLF 2020 LLC

By:	Archipelago 7 LLC

Its: Manager
By:	/s/ Mark Poelma
Name: Mark Poelma
Title: Authorized Signatory
Date Signed: 3/16/2021

EXCHANGE STOCKHOLDER:

HDF 2020 LLC

By: Archipelago 7 LLC

Its: Manager

By:	/s/ Mark Poelma
Name: Mark Poelma
Title: Authorized Signatory
Date Signed: 3/16/2021

EXCHANGE STOCKHOLDER:

KMF 2020 LLC

By: Archipelago 7 LLC

Its: Manager

By:	/s/ Mark Poelma
Name: Mark Poelma
Title: Authorized Signatory
Date Signed: 3/16/2021

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

EXCHANGE STOCKHOLDER:

OHF 2020 LLC

By: Archipelago 7 LLC

Its: Manager

By:	/s/ Mark Poelma
Name: Mark Poelma

Title: Authorized Signatory

Date Signed: 3/16/2021

EXCHANGE STOCKHOLDER: WNF 2020 LLC

By: Archipelago 7 LLC

Its: Manager

By:	/s/ Mark Poelma

Name: Mark Poelma

Title: Authorized Signatory
Date Signed: 3/16/2021

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

EXCHANGE STOCKHOLDER:

HERALD Y. CHEN
/s/ Herald Y. Chen
Date Signed: 3/16/2021

EXCHANGE STOCKHOLDER:

THE CHEN FAMILY 2012 IRRVOCABLE TRUST, HERALD Y. AND MEI K. CHEN AS TRUSTEES

By:	/s/ Herald Y. Chen
Name: Herald Y. Chen
Title: Trustee
Date Signed: 3/16/2021

By:	/s/ Mei K. Chen
Name: Mei K. Chen
Title: Trustee
Date Signed: 3/15/2021

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

EXCHANGE STOCKHOLDER:

KKR DENALI HOLDINGS, L.P.

By: KKR Denali Holdings GP LLC
Its: General Partner

By:	/s/ Ted Oberwager
Name: Ted Oberwager
Title: Vice President
Date Signed: 3/16/2021

SCHEDULE A1

Exchange Stockholder	Number of Shares of Class B Common Stock to be Issued	Number of Shares of Class A Common Stock Exchanged
Arash Adam Foroughi	27,936,907	27,936,907
The Foroughi 2015 Irrevocable Trust	8,347,752	8,347,752
DLF 2020 LLC	237,283	237,283
HDF 2020 LLC	237,283	237,283
KMF 2020 LLC	237,283	237,283
OHF 2020 LLC	237,283	237,283
WNF 2020 LLC	237,283	237,283
Herald Y. Chen	1,986,059	1,986,059
The Chen Family 2012 Irrevocable Trust, Herald Y. and Mei K. Chen as Trustees	300,000	300,000
KKR Denali Holdings, L.P.	110,550,489	110,550,489
TOTAL	150,268,022	150,268,022

[1]	Holdings are as of March 12, 2021. To be updated for any transfers or acquisitions prior to Effective time